   As filed with the Securities and Exchange Commission on September 15, 1999.
                                                  Registration No. 333-_______
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                              STREAMLINE.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   04-3187302
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

      27 DARTMOUTH STREET, WESTWOOD, MASSACHUSETTS                  02090
               (Address of Principal Executive Offices)           (Zip Code)
                             ----------------------

                 AMENDED AND RESTATED 1993 EMPLOYEE OPTION PLAN
                 AMENDED AND RESTATED 1993 DIRECTOR OPTION PLAN
                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)
                             ----------------------

                               TIMOTHY A. DEMELLO
                        Chairman of the Board, President
                           and Chief Executive Officer
                              Streamline.com, Inc.
                                27 Dartmouth St.
                               Westwood, MA 02090
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (781) 407-1900
           TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE
                             ----------------------

                                    Copy to:
                             WAYNE D. BENNETT, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (617) 951-8000

                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
                                                              Proposed          Proposed
              Title Of                                        Maximum           Maximum
             Securities                     Amount            Offering         Aggregate           Amount Of
               To Be                         To Be           Price Per          Offering          Registration
             Registered                   Registered         Share (1)           Price                Fee
------------------------------------------------------------------------------------------------------------------
Common Stock,
$.01 par value per share                   3,000,000           $6.77         $20,310,000.00        $5,646.18
------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $.01 par value per share, reported by the Nasdaq National Market on September 8, 1999.

                                     PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Streamline.com, Inc. (the "REGISTRANT") with the Securities and Exchange Commission (the "SEC") are hereby incorporated by reference into this Registration Statement: (1) the Registrant's prospectus filed pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the "SECURITIES ACT"); (2) all other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Exchange Act since December 31, 1998 and (3) the description of the Common Stock of the Registrant, $.01 par value per share (the "COMMON STOCK"), contained in the Registrant's registration statement on Form 8-A/A filed with the SEC on May 28, 1999 pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including any amendment or report filed for the purpose of updating such description.

         In addition, all documents filed pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all of such securities then remaining unsold shall be incorporated by reference into this Registration Statement as of the filing date of each.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

         The form of the Second Amended and Restated Certificate of Incorporation of the Registrant and the Amended and Restated By-Laws of the Registrant, as amended to date, provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

         The Registrant may maintain insurance for the benefit of its directors, officers, employees, agents and certain other persons, insuring such persons against any expense, liability, or loss, including liability under the securities laws.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:


         4.1 Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         4.2.a Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         4.2.b    Amendment No. 1 to the Amended and Restated By-Laws of the
                  Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         4.3 Amended and Restated 1993 Employee Option Plan, incorporated by reference to Exhibit No. 10.1 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         4.4 Amended and Restated 1993 Director Option Plan, incorporated by reference to Exhibit No. 10.2 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         4.5 1999 Employee Stock Purchase Plan, incorporated by reference to Exhibit No. 10.36 to the Registrant's Registration
                  Statement on Form S-1 (No. 333-76383).

         5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).


ITEM 9.  UNDERTAKINGS

         (A) The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any  prospectus  required by
                                    Section  10(a)(3) of the  Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.
                                    Notwithstanding the foregoing, any
                                    increase or decrease in volume of
                                    securities offered (if the total dollar
                                    value of securities offered would not
                                    exceed that which was registered) and
                                    any deviation from the low or high and
                                    of the estimated maximum offering range
                                    may be reflected in the form of
                                    prospectus filed with the Commission
                                    pursuant to Rule 424(b) if, in the
                                    aggregate, the changes in volume and
                                    price represent no more than 20 percent
                                    change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (B) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act each filing of the registrant's annual report pursuant to
                  Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

         (C) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

         (D) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westwood, Commonwealth of Massachusetts, as of the 15th day of September 1999.

                              STREAMLINE.COM, INC.


                              By: /s/ Timothy A. DeMello
                                 ----------------------------------------------
                                 Timothy A. DeMello
                                 Chairman, President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Timothy A. DeMello, Lauren A. Farrell, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 15th day of September 1999.


         SIGNATURE                                            TITLE

/s/ Timothy A. DeMello       Chairman of the Board of Directors, President,
-------------------------    Chief Executive Officer, and Director
Timothy A. DeMello           (principal executive officer)

/s/ Lauren A. Farrell        Vice President, Finance
-------------------------    (principal financial and accounting officer)
Lauren A. Farrell

/s/ Mark A. Cohn             Director
-------------------------
Mark A. Cohn

/s/ John P. Fitzsimons
-------------------------    Director
John P. Fitzsimons


-------------------------    Director
Thomas O. Jones

/s/ J. Daniel Nordstrom      Director
-------------------------
J. Daniel Nordstrom


-------------------------    Director
Faith B. Popcorn

                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION OF DOCUMENTS


         4.1 Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit No. 3.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         4.2.a Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         4.2.b    Amendment No. 1 to the Amended and Restated By-Laws of the
                  Registrant, incorporated by reference to Exhibit No. 3.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, filed on August 16, 1999.

         4.3 Amended and Restated 1993 Employee Option Plan, incorporated by reference to Exhibit No. 10.1 to the Registrant's Registration Statement on Form S-1 (No.
                  333-76383).

         4.4 Amended and Restated 1993 Director Option Plan, incorporated by reference to Exhibit No. 10.2 to the Registrant's Registration Statement on Form S-1 (No.
                  333-76383).

         4.5 1999 Employee Stock Purchase Plan, incorporated by reference to Exhibit No. 10.36 to the Registrant's
                  Registration Statement on Form S-1 (No. 333-76383).

         5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

         23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.

         23.2     Consent of Bingham Dana LLP (included in Exhibit 5).

         24 Power of Attorney (included on the signature page of this Registration Statement).
